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                                                                    Exhibit 10.7

THIS INDENTURE made the 20th day of November One thousand nine hundred and ninety two BETWEEN JOSEPH COSGRAVE, PETER COSGRAVE AND MICHAEL COSGRAVE of 13 Wentworth, Eblana Villas, Dublin 2 (hereinafter called "The Lessor") of the One Part AND PREMIER GROUP LIMITED of 13\16 Dame Street, Dublin 2 (hereinafter called "the Lessee" ) of the other part.

WITNESSETH as follows:-

A. IN THIS LEASE and in the Schedules hereto (save where the context otherwise requires or implies) the following words and expressions shall have the meanings assigned to them respectively hereunder:-

A.1. "The Lessor" shall include the above mentioned Lessor and where the context so admits or requires include their and each of their executors, administrators and assigns and the owner or owners for the time being of the reversion immediately expectant on the term hereby granted;

A.2. "The Lessee" shall include the above mentioned Lessee and where the context so admits or requires include its successors in title and

                REGISTERED IN THE REGISTRY OF DEEDS (DUBLIN) at
            36 MINUTES AFTER 2 O'CLOCK ON THE 19 DAY OF
                                  JANUARY 1993  BOOK 10 NO. 16 [ILLEGIBLE]

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      permitted assigns.

A.3. "The Demised Premises" means the premises hereby demised by the Lessor to the Lessee as more particularly described in the First Schedule hereto and where the context so admits includes all easements rights and Privileges appurtenant thereto and all buildings thereon.

A.4. "Rent" means the Rent from time to time payable hereunder whether the same shall be in the amount hereby initially reserved or as increased pursuant to the provisions in that behalf hereinafter or in any Schedule hereto contained,

A.5. "Insured Risks" means subject always to such exclusions, excesses and limitations as are normally available and as may be imposed by the Landlord's insurers for the time being in respect of all or any of the following risks:-

      All or any loss or damage or prospective loss or damage by fire flooding water burst pipes storm tempest lightning explosion earthquake impact aircraft and other aeriel devices and articles dropped therefrom malicious damage civil commotion riot public liability and such further


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      risks or perils to or in connection with the demised premises as the
      Lessor may in its absolute discretion from time to time determine and the Lessors fixtures and fittings thereof including glass (but excluding plate glass) and such fees expenses charges and monies of and incidental to the rebuilding reinstatement or loss (whether total or otherwise) of the demised premises or any part thereof as the Lessor may from time to time reasonably deem it desirable to insure against including (but not by way of exception);

A.5.01. Three years loss of rent from time to time payable out of the demised premises;

A.5.02. Expenditure or anticipated expenditure in the demolition and clearance of the demised premises.

A.5.03 All stamp duties payable on any building or like Contract coming within the provisions of any Act or Acts now or hereafter in force which said Contract may be entered into relative to the reconstruction reinstatement or repair in full or in part of the demised premises resulting from the destruction


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            loss or damage thereof or thereto from any of the risks or perils aforesaid;

A.5.04 A sum equivalent to 12.5% of the full replacement and reinstatement cost of the demised premises (determined in the manner hereinafter provided) in respect of Architects' Quantity Surveyors' and other professional and consultancy fees;

A.6. "Planning Legislation" means the Local Government (Planning and Development) Acts, 1963 to 1990 and any Act or Acts for the time being in force amending extending or replacing the same and any Orders Regulations or Directions issued under or by virtue of the said Acts or any Act or Acts for the time being in force amending or replacing the same.

A.7. "Month" means calendar month and words derived therefrom shall be construed accordingly.

A.8. Each covenant by the Lessee not to do any act or thing shall be deemed to include a covenant not to permit or suffer that act or thing to be done.

A.9.  "Machinery" means all plant machinery, apparatus


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      and equipment on in or under the Demised Premises and used and serving the premises including without limitation, generators, equipment for air conditioning, ventilation, heating, cooling, fire alarm, fire prevention and fire control and any lifts, plant and machinery which may from time to time be installed in the Demised Premises at any time within the term.

A.10. "The Term" means 35 years from the 20th day of November, 1992.

B. All rights of entry exercisable hereunder by the Lessor shall extend to and include the Architects, Engineers, Surveyors, Servants, Contractors, Agents, Licensees and Employees of the Lessor.

C. The several Schedules hereto shall be deemed to be incorporated in and form part of these presents and the provisions thereof shall apply and operate as though the same were set forth ad longum herein.

1.01 In consideration of the rents herein reserved (and the increases provided herein) and the other payments and the covenants on the part of the


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      Lessee hereinafter reserved and contained the Lessor hereby demises unto the Lessee ALL THAT AND THOSE the premises described in the First Schedule hereto EXCEPTING AND RESERVING unto the Lessor its Lessees Licensees and all other persons authorised by the Lessor the rights, interests and easements specified in the Second Schedule hereto TO HOLD the same unto the Lessee from the 20th day of November 1992 for a term of 35 years YIELDING AND PAYING by way of Bankers Order or such other manner as the Lessor in its absolute discretion may specify therefor and thereout during each of the first five years of the term ending on the 19th day of November 1997 the yearly rent of IR(pound)60,000.00 without any deduction payable quarterly in advance at the rate of (pound)15,000.00 per quarter on the 20th day of November, 20th day of February, 20th day of May and 20th day of August in every year of the term and thereafter during each of the successive periods of five years which the first shall begin on the 20th day of November 1997 a rent equal to (a) the rent payable hereunder during the immediately preceding year or (b) such revised rent as may from time to time be ascertained in accordance with the provisions in that behalf contained in the Third Schedule hereto (whichever


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      shall be the greater) and the rent throughout the entire of the term shall be paid in advance without deductions, the first payment to be made on the signing hereof.

1.02 AND ALSO PAYING by way of additional rent the amount or amounts payable by the Lessor for insuring the Demised Premises against the Insured Risks and other matters referred to in Clause 4.00 (including the cost of periodic valuations for insurance purposes) the first such sum shall be payable on the execution hereof and thereafter on demand.

2. The Lessee to the intent that the obligations hereby created shall (save where otherwise stated) continue throughout the term hereby granted covenants with the Lessor in manner following that is to say:

2.01.       Covenants to Pay Rent, Rates, and Outgoings

2.01.01. To pay the rent and all other sums hereby reserved on the days and in the manner herein provided without any deductions.

2.01.02.    To pay and discharge all existing and future


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            rates, taxes, duties, charges, assessments, outgoings and all impositions whatsoever whether parliamentary, parochial local or any other description which are now or may at any time be assessed taxed charged imposed upon levied or be payable in respect of the demised premises or any part thereof or upon or by the owner or occupier thereof or any part thereof or any rent issuing thereout or any part thereof or if the Lessor shall be liable to pay and shall pay any such rate, tax, duty, charge, assessment, outgoing or imposition then the Lessee shall on demand refund to the Lessor any sum or sums so paid by it.

2.01.03. To pay and discharge all sums due for electricity, telephone, gas or water (or other fuel or service) used or consumed on the demised premises.

2.02        COMPLY WITH LOCAL AUTHORITY REQUIREMENTS

2.02.01 At the Lessees own expense observe and comply in all respects with the provisions and requirements of any and every enactment for the time being in force or any orders or


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            regulations thereunder for the time being in force and to do and execute or cause to be done and executed all such works as under or by virtue of any such enactment or any orders or regulations thereunder for the time being in force are or shall be properly directed or necessary to be done or executed upon or in respect of the demised premises or any part thereof whether by the owner, Landlord, Lessee, Tenant or Occupier and at all times to keep the Lessor indemnified against all claims, demands and liability in respect thereof and without derogating from the generality of the foregoing to comply with the requirements of any local or other statutory authority and the order or orders of any Court of competent jurisdiction.

2.02.02. At all times during the said term to comply with all the recommendations or requirements of the appropriate Authority whether notified or directed to the Lessor or the Lessee (who shall notify expeditiously the other) in relation to fire precautions and to indemnify the Lessor against any costs or expenses in complying with such recommendations or requirements and not to


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            obstruct the access to or means of working any apparatus and appliances for the time being installed in the demised premises.

2.02.03. To execute all such works as may be necessary for abating any nuisance in obedience to a notice lawfully served by a local or public Authority or pursuant to any Court Order.

2.02.04. Not to obstruct the access to or the means of working of any fire prevention or fire detection system and not obstruct any emergency exit in the Demised Premises.

2.02.05. If required to comply with the recommendations of the insurers to provide and install such safety devices as may be required and to install same at the Lessor's direction and at the Lessee's expense.

2.02.06. To comply generally with all and requirements and recommendations of insurers of the Demised Premises in so as they relate thereto and to indemnify keep indemnified the Lessor against costs or expenses in complying with all and


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            any such requirements and recommendations.

2.03.       COVENANTS TO REPAIR AND MAINTAIN.

2.03.01 At all times during the said term to keep clean and tidy and to repair, replace, reinstate and put and keep in good order repair and condition from time to time and at all times the entire of the demised premises interior and exterior and all parts thereof and all buildings now or hereafter erected thereon and every part thereof (whatsoever their present condition) and all additions thereto and without derogation from the generality of the foregoing the Lessor's fixtures and fittings therein and all pipes, drains, wires, cables, meters, channels, sewers, sanitary and water apparatus and all other installations and other things within the demised premises and all walls and fences roofs structures foundations timbers joists and beams of the floors and ceilings chimney stacks gutters door locks plate glass and other window fixtures in good and substantial order repair and condition and when necessary renew and replace all machinery therein AND


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            in the like condition to surrender and quietly yield the demised premises up at the expiration or sooner determination of the term hereby granted.

2.03.02 At all times during the said term to keep the demised premises neat and tidy and in good decorative order throughout and to maintain a clean and attractive appearance in the same at all times during this demise.

2.03.03.    No Clause

2.03.04. Not to bring or keep or suffer to be brought or kept on the Demised Premises or any part thereof any dump rubbish or scrap heap or anything which in the opinion of the Lessor is or may become unclean, unsightly, noisesome, offensive or dangerous or calculated or liable to detract from the quality amenity or reputation of the Demised Premises and so often as it shall be necessary or desirable to remove from the Demised Premises all such refuse rubbish and scrap which may accumulate or be placed thereon.


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2.03.05     To keep such part of the land forming part of the Demised premises as is not built on and the forecourt car parking spaces grass gardens and any trees shrubs and hedges in proper and neat order and condition and any ditches streams culverts and watercourses properly cleared and cleaned and the banks thereof in proper repair and condition.

2.03.06 Not to place or deposit or allow to be placed or deposited for sale or otherwise any goods articles or things so as to obstruct or allow to be obstructed the forecourt or car parking areas surrounding or comprised in the Demised Premises.

2.03.07. Once (at least) in every five years of the said term and in the last year of the said term (whether determined by affluxion of time or otherwise) to paint in a proper and workmanlike manner all the internal wood metal and other internal parts of the demised premises and all additions thereto usually or requiring to be painted or which ought to be so painted with at least three coats of good oil paint and in such colours as the Lessor shall have first approved of


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            in writing and to prepare grain varnish french polish colour distemper wash stop whiten in a proper and workmanlike manner and repaper all the internal parts of the demised premises and all additions thereto usually or requiring to be so treated or which ought to be so treated with suitable materials and in such colour or colours as the Lessor shall have first approved of in writing.

2.03.08 Once (at least) in every five years of the said term and in the last year of the said term (whether determined by affluxion of time or otherwise) to paint in a proper and workmanlike manner all the external wood metal and other external parts of the demised premises and all additions thereto usually or requiring to be painted or which ought to be so painted with at least three coats of good oil paint and in such colours as the Lessor shall have first approved of in writing and to prepare grain varnish french polish colour distemper wash down repoint whiten in a proper and workmanlike manner all the external parts of the demised premises and all additions thereon


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            usually or requiring to be so treated or which ought to be treated with suitable materials and in such colour as the Lessor shall have first approved of in writing, and where necessary and wherever appropriate treat with suitable preservative all stone work, brick work, concrete and other finishes to the reasonable satisfaction of the Lessor.

2.03.09 Concurrently with each such external painting to wash down and cleanse all external services of the demised premises which are usually or normally so dealt with.

2.03.10. To clean and treat the external and internal surfaces of the windows of the demised premises at least once every two months.

2.03.11. As often as may be necessary to clean and treat all tiles, glazed bricks, aluminium windows and doors and similar washable surfaces.

2.03.12. To install such curtains and blinds in or on the windows of the demised premises or otherwise serving the same as the Lessor may


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            from time to time reasonably require in that behalf.

2.03.13. Not to substitute any blinds, shutters or curtains in or on the windows of the demised premises without first obtaining the consent in writing of the Lessor nor to put or display on or in the demised premises any unsightly object which shall be visible from the exterior thereof.

2.03.14. To keep all parts of the demised premises upon which there are no buildings erected in a neat and tidy condition and adequately surfaced and free from weeds and further to ensure that all landscaped areas are properly cultivated and maintained and all trees (if any) preserved.

2.04.       COVENANTS NOT TO MAKE ALTERATIONS WITHOUT THE CONSENT OF THE LESSOR

2.04.01. Not to erect or suffer to be erected any new buildings or erection on the demised premises, or to alter, add to, cut, maim or injure or suffer to be altered, added to, cut, maimed or injured the demised premises


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            or any part thereof to include, without prejudice to the generality of the foregoing any of the ceilings roofs walls floors or timbers or electric cables, switches, junctions or points or the pipes taps or other apparatus of or the machinery on the demised premises, without the prior consent in writing of the Lessor (which consent shall not be unreasonably withheld however it will be reasonable to withhold Consent if said alteration would detract from the value of the Demised Premises).

2.04.02. No to make or suffer to be made thereto any structural alteration addition or change or to make or suffer to be made any alteration, addition or change in the internal lay-out thereof or alter or change or suffer to be altered or changed the plan elevation or architectural decorations thereof or alter add to cut maim injure or change or suffer to be altered added to cut maimed or injured or changed any of the Lessor's fixtures and fittings and appliances in and about the demised premises without the prior consent in writing of the Lessor (which Consent shall not be unreasonably withheld


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            however it will be reasonable to withhold Consent if said alteration would detract from the value of the Demised Premises).

2.04.03. To submit to the Lessor such Plans Drawings and Specifications as may reasonably be required in the consideration of any proposed alterations or additions and in respect of any alterations or additions for which the Lessor's consent in writing has been granted and to restore if so requested by the Lessor the demised premises to their former state at the end or sooner determination of the term hereby granted.

2.04.04 Not to erect any temporary partitions without the prior consent in writing of the Lessor (which Consent shall not be unreasonably withheld. It will be reasonable to withhold Consent if said alteration would detract from the value of the Demised Premises) PROVIDED HOWEVER that where such written consent shall be forthcoming the Lessee shall comply with all statutory requirements or requirements of any local or Statutory or Public or other Authority and in particular the requirements of the Local


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            Fire Authority.

2.04.05 Not without the consent in writing of the Lessor to carry out or suffer to be carried out in over or under the demised premises any development as defined by the Planning Legislation (which Consent shall not be unreasonably withheld. It will be reasonable to withhold Consent if said alteration would detract from the value of the Demised Premises) nor to do or omit or suffer to be done or omitted anything on or in connection with the demised premises the doing or omission of which would be a contravention of the Planning Legislation or of any notices, orders, licences, consents, or permissions served made granted or imposed thereunder or under any enactment repealed thereby and to indemnify the Lessor (as well after the expiration of the said term of affluxion of time or otherwise as during its continuance) and keep indemnified the Lessor against all actions, proceedings, damages, penalties, costs, charges, claims and demands in respect of such acts and omissions or any of them and against the costs of any application for Planning


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            Permission and the works and things done in pursuance thereof.

2.04.06.    No Clause.

2.04.07 In the event of the Lessor giving written consent to any of the matters in respect of which the provisions of this Lease or otherwise and in the event of permission from any Planning Authority under the Planning Legislation being necessary for any addition alteration or change in or to the Demised Premises or for the change of user thereof to apply at the cost of the Lessee to the Local and Planning Authorities for all consents and permissions which may be required in connection therewith and to give notice to the Lessor of the granting or refusal (as the case may be) of all such consents and permissions forthwith on the receipt thereof.

2.05.       COVENANT TO NOTIFY LESSOR OF ALL NOTICES

2.05.01 Within seven days of the receipt of any notice, order or proposal for a notice or order served on the Lessee or made, given or


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            issued to the Lessee by any Government Department or Local or public
            Authority by virtue of any statutory power to produce such permission, notice or order or proposal for a Notice or Order to the Lessor and also without delay to take all necessary Steps to comply with any such notice or order and also at the request of the Lessor but at the cost of the Lessee to make or join with the Lessor in making objections or making representations against or in respect of any such notice, order or proposal as aforesaid as the Lessor shall deem expedient.

2.06.       REMOVE ANY BREACH OF COVENANT

2.06.01. On the request in writing of the Lessor or its agents forthwith to pull down and remove any building erection alterations or addition erected placed or made in breach of any of the foregoing covenants and if any portion of the demised premises has been altered pulled down or removed in breach of any of the foregoing covenants upon such request in writing as herein provided forthwith to amend restore replace or rebuild the demised premises according to


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            the original plans and elevations thereof.

2.07        COVENANTS NOT TO CREATE NUISANCES

2.07.01 No to do or suffer or bring in or upon the demised premises any thing which shall be noisy or cause vibration or which shall be either dangerous or a nuisance to the Lessor or to adjoining owners or occupiers or to any other party or the neighbourhood.

2.07.02 Not to do or suffer to be done upon or in connection with the demised premises or any part thereof anything which may be or become a danger annoyance nuisance inconvenience or disturbance to the Lessor.

2.07.03. To pay all costs, charges and expenses which may be incurred by the Lessor in abating any danger, annoyance, nuisance, inconvenience or disturbance in respect of the demised premises.

2.08.       COVENANT NOT TO OVERLOAD THE DEMISED PREMISES


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2.08.01.    Not to do or suffer or bring in or upon the demised premises any thing which in the opinion of the Lessor shall be liable to damage the structure of the demised premises or any adjoining premises or cause any weight or strain in excess of that which the demised premises are capable of bearing with due margin for safety and in particular not to overload the floor area or the electrical installations or the other services of in or to the demised premises nor to suspend any excessive weight from the ceilings or walls stanchions or the structure thereof.

2.08.02. The Lessee shall pay to the Lessor on demand all costs reasonably incurred by the Lessor in obtaining the opinion of a qualified structural engineer as to whether the structure of the demised premises is being or is about to be overloaded such costs only to be the liability of the Lessee in the event of overloading or likely future overloading.

2.9.        COVENANT TO GIVE NOTICE TO THE LESSOR OF ANY CLAIM AFFECTING THE
            PREMISES


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2.9.01.     To give immediate notice to the Lessor of any claim affecting the demised premises or any part thereof.

2.10.       COVENANTS IN RESPECT OF ASSIGNMENTS

2.10.01. Not without the consent of the Lessor (and subject as hereinafter provided) to assign transfer or underlet or part with or share the possession or occupation of the demised premises or any part thereof or suffer any person to occupy the demised premises or any part thereof as a Licensee or as concessionaire BUT THAT NOTWITHSTANDING the foregoing the Lessor shall not unreasonably withhold its consent to an Assignment transfer or underletting of the entire of the demised premises PROVIDED ALWAYS that the Lessor shall be deemed to be acting reasonably should it refuse to consent to the assignment transfer or underletting of the demised premises to an Assignee or undertenant which shall not have given the Lessor satisfactory proof that it can meet the obligations to pay the rent and perform the covenants and obligations provided in this Lease or pay the rent


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            reserved by the underlease or perform the covenants and obligations provided in the underlease as the case may be.

2.10.02. In the following sub-sub-clauses of this sub-clause 2.10.02 the word "assignment" shall include any transfer underletting parting with possession or occupation of the demised premises and the word "assignee" shall be construed accordingly.

2.10.03. The Lessee shall prior to any such assignment apply to the Lessor and give all reasonable information concerning the proposed assignee as the Lessor may require.

2.10.04. The Lessor's consent to any such assignment shall be given in writing.

2.10.05. In the case of an under-lease (save by way of Mortgage) the same shall be of the entire of the demised premises and the under-lessee if required by the Lessor shall enter into a direct covenant with the Lessor to perform and observe all the covenants (other than that for payment of the rent hereby reserved) and conditions herein contained


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            and every such under-lease shall also be subject to the following conditions, that is to say that it shall contain:-

(a) an unqualified covenant on the part of the under-Lessee not to assign transfer under-let or part with or share the possession or occupation of part only of the premises thereby demised;

(b) a covenant on the part of the under-lessee not to assign transfer under-let or part with or share the possession or occupation of the whole of the premises thereby demised without obtaining the previous consent in writing of the Lessor;

(c) a covenant condition or proviso under which the rent reserved by the under-lease shall be reviewed at the same times and in the same manner as provided in this Lease;

(d) a covenant condition or proviso under which the rent from time to time payable under such under-lease shall not be less than the rent from time to time payable hereunder;

(e) a covenant that any under-Leases granted out of such under-Lease whether immediately or mediately shall contain provisions similar to those hereinbefore in this paragraph


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            2.10.05 contained;

(f) covenants and conditions in the same terms as nearly as circumstances admit as those contained in this Lease, which the Lessee covenants to enforce at its own expense;

(g) A covenant not to vary the terms of any permitted Under-Lease without the prior consent of the Lessor or accept any surrender without the consent of the Lessor such consent not to be unreasonably withheld.

2.10.06. The Lessee shall be entitled, but not without the consent of the Lessor, to sublet part only of the premises provided that any such sub-letting shall comprise an entire floor of the premises and shall be for a period not greater than two years and nine months and under no circumstances shall any sub-lessee or other party other than the Lessee herein acquire any right to remain in the premises pursuant to the Landlord & Tenant Acts and further that the provision as contained in Clause 2.10 shall apply to any such sub-letting.

2.11.       COVENANT NOT TO DISCHARGE DELETERIOUS MATTER


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2.11.01.    Not to stop up obstruct or injure or suffer to be stopped up obstructed or injured or to suffer oil grease or other noxious or deleterious matters or substances to enter the drains sewers gutters pipes channels and watercourses serving the demised premises and in the event of the same becoming stopped up obstructed or injured to make good as soon as practicable all such damage and any damage thereby caused to the demised premises to the satisfaction of the Lessor.

2.11.02 Not to discharge or allow to be discharged or passed any noxious gases vapours or deleterious matters from the demised premises or any solid matter from the demised premises into the drains or sewers as aforesaid nor to discharge or allow to be discharged therein any fluid of a poisonous or noxious nature or of a kind calculated to or that does in fact destroy sicken or injure the fish or contaminate or pollute the water or any stream or river and not to do or omit or allow or suffer to be done or omitted any act or thing whereby the waters of any stream or river may be polluted or the composition thereof so changed as to


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            render the Lessor liable to any action or proceedings by any person whomsoever.

2.12.       COVENANT NOT To ADVERTISE

2.12.01. Not without the consent in writing of the Lessor to affix or display or suffer to be affixed or displayed to or upon any part of the demised premises any sign hoarding poster placard or advertisement whatsoever which shall be visible from the outside of the demised premises except such as in the opinion of the Lessor shall be reasonably necessary in connection with the trade or business lawfully carried on upon the demised premises and as shall be approved in writing by the Lessor PROVIDED HOWEVER that nothing herein contained shall amount to a consent to the affixing to or the display or retention on the demised premises of any sign hoarding poster placard or advertisement without such permission approval or consent as may be requisite pursuant to Planning Legislation.

2.13. COVENANT TO PERMIT LESSOR AFFIX NOTICES FOR THE RE-LETTING OR SALE OF THE PREMISES

2.13.01. To permit the Lessor during the six months immediately preceding the expiration or sooner determination of the term hereby granted to affix and retain without interference upon any part of the demised premises notices for the re-letting or sale of the same.

2.13.02 At all convenient hours in the daytime on seventy-two hours notice being given to permit all prospective purchasers or dealers in the reversionary interests of the Lessor by order in writing of the Lessor or his agents to view the demised premises without interruption but so that no undue interference is caused to the business of the Lessee.

2.14.       COVENANTS AS TO USER

2.14.01. Not without the consent in writing of the Lessor to use or permit or suffer the demised premises or any part thereof to be used for any purpose other than offices, showrooms and car parking subject to the conditions set out at paragraph 2.14.02 (c) and not without the Lessor's consent in writing to use or permit or suffer the same or any part thereof to be used for any other purpose. IT IS HEREBY AGREED that it would be reasonable for the Lessor to refuse to grant such consent to a change of user of the premises on the grounds that such change of user sought would substantially increase the rate of insurance in respect of the demised or neighbouring or adjoining premises owned by the Lessor.

2.14.02.    Without prejudice to the generality of the foregoing provisions;

(a) not to use or suffer the demised premises or any part thereof to be used as a residence or permit any person to sleep on the demised premises nor to use or suffer the demised premises or any part thereof to be used for public charitable or institutional purposes nor in a manner not consistent with the requirements for the time being of Planning Legislation;

(b) not to keep or allow to remain in or upon the demised premises any animal save such as may be necessary for the protection of the demised premises and not to use the demised premises for any illegal purpose or to hold or permit any auction (including any auction of motor vehicles of any description) on the demised premises.

(c) not without the consent in writing of the Lessor to keep or suffer to be kept on the demised premises any material of a dangerous combustible explosive or offensive nature (including petrol) or the keeping of which may in law constitute a nuisance or require a licence of some Local Public or other Authority.

2.14.03. So long as and as often as the demised premises or any part thereof shall be used for the purposes of offices to comply with all the requirements of the Factories Acts and Office Premises Act and of any Act or Acts amending extending or replacing same and of any Rules or Regulations made or to be made thereunder and with any other obligations imposed by law in regard to the demised premises and the carrying on of the trade or business for the time being carried on upon the demised premises and to indemnify the Lessor against all liability in respect of any contravention of such requirements.

2.15.       COVENANT TO PREVENT ENCROACHMENTS AND NEW EASEMENTS

2.15.01 Not knowingly to permit or suffer encroachment upon the demised premises or the acquisition of any new right to light passage drainage or other easement on or over under the demised premises and if any encroachment or easement shall be made or acquired or threatened to be acquired forthwith to give notice to the Lessor and at the costs of the Lessee to do all such things as may be proper or necessary for the purpose of preventing the making of such encroachment or the acquisition of such easement or right PROVIDED ALWAYS that if the Lessee shall omit or neglect to do all such things as aforesaid it shall be lawful for the Lessor to enter upon the demised premises for the purpose of protecting the same.

2.16        COVENANT TO PAY V.A.T. STAMP DUTY AND REGISTRATION FEES

2.16.01 To pay all Value Added Tax on the granting of this Lease and to pay the Stamp Duty on this Lease and Counterpart and the costs of registration hereof and to pay any Value Added Tax or other substituted similar tax due on any rents payable hereunder and to keep the Lessor indemnified against same.

2.17.       COVENANT TO INDEMNIFY LESSOR

2.17.01 To indemnify and keep indemnified the Lessor against all and any expenses costs claims demands damages and other liabilities whatsoever in respect of the injury or death of any person or damage to any property however arising directly or indirectly out of:-

(a)         the state of repair or condition of the demised premises;

(b) the existence of any alteration thereto or to the state of repair of condition of such alteration;

(c)         the user of the demised premises;

(d) any work carried out or in the course of being carried out to the demised premises by the Lessee its servants agents sub-lessees or sub-tenants;

(e) anything now or hereafter attached to or projecting therefrom or any other cause arising out of the demised premises.

2.18.       NOT TO STORE DANGEROUS SUBSTANCES

2.18.01 Not to have store or keep upon the demised premises or any part thereof any substance of an explosive or of an especially inflammable or dangerous nature or such as might increase the risk of fire or explosion or which might attack or in any way injure by percolation corrosion or otherwise the demised premises or the keeping or use whereof may contravene any statute or local regulation or bye-law and not to house or operate or permit to be housed or operated in or upon the demised premises or any part thereof any engine or machinery of any kind other than the usual machines relating to the Lessee's business and which are not likely to cause any undue vibration or be or become a nuisance annoyance or disturbance to any other tenants or occupiers in any adjoining or neighbouring premises.

2.19.       LESSOR'S ACCESS

2.19.01. To permit the Lessor (on giving the Lessee reasonable notice) at all reasonable times to enter the demised premises for the purpose of viewing the state of repair and condition thereof and to take Inventories of the Lessor's fixtures therein and to ensure that nothing has been done that constitutes a breach of any of the covenants herein contained.

2.19.02. To permit the Lessor to remedy, repair and make good all breaches defects and wants of reparation for which the Lessee is liable hereunder of which written notice shall be given by the Lessor to the Lessee and of which the Lessee shall be liable to remedy repair or make good under the covenants herein contained within one calendar month after the giving of such notice.

2.19.03. Should the Lessee at any time make default in the performance of any of the covenants herein contained for or in relation to the repair maintenance or decoration of the demised premises it shall be lawful for the Lessor or the Lessors agents and workmen but without prejudice to the right of re-entry herein provided to enter upon the demised premises and to remedy repair make good cleanse maintain and amend the same accordingly.

2.19.04. All expenses incurred thereby (including surveyors and other professional fees) shall be a debt due and be repaid by the Lessee to the Lessor on demand and if not so paid shall be recoverable by the Lessor as liquidated damages.

2.19.05. To permit the Lessor or the Lessors agents and workmen and (if authorised by the Lessor) the Tenants occupiers of any adjoining or neighbouring premises or their respective agents and workmen at any time or times on giving reasonable written notice to the Lessee (except in cases of emergency) to enter upon the demised premises for executing repairs or alterations in respect of adjoining or neighbouring premises or for making repairing maintaining renewing connecting or cleansing any pipes, drains, channels, watercourses, sewers, wires or cables belonging to or leading to or from the same (the Lessor or person so entering making good to the Lessee all damage thereby occasioned but without compensation for any annoyance or inconvenience caused to the Lessee).

2.19.06. The carrying out by the Lesser of any repairs pursuant to the provisions of these Clauses shall not imply or be seemed to imply or impute any liability on the Lessor to carry out any repairs of any kind to the premises or to reduce or mitigate in any way whatever the liability of the Lessee for carrying out all repairs to the premises and which shall at all times remain the liability of the Lessee.

2.20        INDEMNIFY LESSOR

2.20.01 Fully and effectually to indemify the Lessor against the breach non-performance or non-observance by the Lessee of any of the covenants and conditions on the part of the Lessee herein contained and against any actions costs claims expenses and demands whatsoever or howsoever arising in respect of or as a consequence (whether direct or indirect) of any such breach non-performance or non-observance.

2.21.       COVENANT TO YIELD UP

2.21.01. To yield up the demised premises unto the Lessor at the expiration or sooner determination of the term hereby created together with all the keys thereof and all fixtures of every kind in or upon the demised premises or which during the term may be affixed or fastened to or upon the same except Lessee's (or lawful under-Lessee's) fixtures (including partitions and doors erected by the Lessee with the written consent of the Lessor) having previously been removed and all damage occasioned by such removal having been made good except in the event of sale of such items to an incoming tenant.

3.00        LESSOR'S COVENANTS

3.01.       The Lessor hereby covenants with the Lessee in the manner following:

3.01.01. That the Lessee paying the rents hereby reserved and performing and observing the covenants and agreements on its part herein contained shall and may peaceably hold and enjoy the demised premises during the said term without any interruption by the Lessor or any person or persons lawfully claiming under or through or in trust for the Lessor in that behalf.

4.00.       INSURANCE

4.01. Subject to the Lessor being able to effect insurance against any one or more of the items referred to in this Sub-Clause and subject to reimbursement by the Lessee of the sums referred to in paragraph 3.3
            (ii) of the reddendum, the Lessor covenants to insure the following in the name of the Lessor:-

4.01.01 The premises against loss or damage by the Insured Risks in the full reinstatement cost thereof (to be determined from time to time by the Lessor or the Lessor's Surveyor) including:

4.01.01.1 Architects, Surveyors, Consultants and other Professional fees (including Value Added Tax thereon);

4.01.01.2 The costs of shoring up, demolishing, site clearing and similar expenses;

4.01.01.3 All stamp duty and other taxes and duties exigible on any building or like contract as may be entered into and all other incidental expenses relative to the reconstruction, reinstatement or repair of the Premises;

4.01.01.4 A provision for inflation as the Lessor in its absolute discretion shall deem appropriate.

4.01.02. The loss of rent, from time to time payable, or reasonably estimated to be payable under this Lease (taking account of any review of the rent which may become due under this Lease) following loss or damage to the Premises by the Insured Risks, for three (3) years or such longer period as the Lessor may, from time to time, reasonably deem to be necessary, having regard to the likely period required for obtaining planning permission and bye-law approval (if applicable) and any other consents and approval for reinstating the Premises.

4.01.03. Property owners and other liability of the Lessor arising out of or in relation to the Premises; and

4.01.04. Such other insurances as the Lessor may, in its discretion from time to time, deem necessary to effect.

4.01.05 The Lessor agrees that it shall effect such insurances as are provided for in this Clause with an Insurance Company of repute and at a rate similar to other rates pertaining in the City of Dublin from time to time in respect of the insured risks as set out above.

5.00.       LANDLORD TO PRODUCE EVIDENCE OF INSURANCE

5.01. At the request of the Lessee, the Lessor shall and hereby covenants with the Lessee to produce to the Lessee a copy or extract duly certified by the Lessor of the policy or policies of such insurance and a copy of the receipt or receipts for the last premium or (as the Lessor's option) reasonable evidence from the insurers of the terms of the insurance policy or policies and the fact that the policy or policies is or are subsisting and in effect.

6.00.       NON-PAYMENT OF RENT

6.01.01 PROVIDED ALWAYS and it is hereby agreed that if the rent or additional rent herby reserved or any part thereof shall at any time be in arrears and unpaid for twenty one days after it becomes due (whether legally demanded or not) or if the Lessee shall go into liquidation (not being a voluntary liquidation for the purpose only of reconstruction) or receivership or if the Lessee being an individual or firm shall become bankrupt or make any arrangement or composition with his or its Creditors or if any covenant condition or agreement on the part of the Lessee herein contained shall not be performed or observed then and in any such case it shall be lawful for the Lessor or any person or persons duly authorised in that behalf to enter into or upon the demised premises or any part thereof in the name of the whole to hold and enjoy henceforth as if these presents had not been made.

6.01.02 Without prejudice to any right of action or remedy of the Lessor in respect of any antecedent breach by the Lessee of any of the stipulations herein contained and on the happening of any of the said events it shall also be lawful for the Lessor to determine this demise by serving on the Lessee a Notice to Quit and deliver up possession of the demised premises within fourteen days of the service of the said Notice to Quit the said Notice expiring on any day not necessarily a gale day and any day of the week and upon the expiration of such Notice the tenancy hereby created shall be deemed to have been duly determined by such Notice to Quit and the Lessor shall thereupon be entitled to possession of the demised premises as of its former estate and as if the tenancy hereby created had never existed such Notice to Quit must be served by the Lessor on the Lessee by Registered Post addressed to the Lessee at the Demised Premises.

7.00.       SUSPENSION OF RENT

            If during the Term the Premises shall be destroyed or damaged by any of the Insured Risks so as to be unfit for occupation or use and the policy or policies of insurance effected by the Lessor shall not have been vitiated or payment of the policy monies withheld or refused in whole or in part in consequence of any act neglect or default of the Lessee its servants agents or licensees the rent or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Premises shall have again been rendered fit for occupation or use by the Lessee or until the expiration of three years from the date of the destruction or damage whichever is the shorter and any dispute concerning the provisions of this Clause shall be determined by a single arbitrator in accordance with the provisions of the Arbitration Acts 1954 and 1980 or any statutory enactment in that behalf for the time being in force.

8.00        REBUILD

8.01. If the Premises or any part thereof are destroyed or damaged by any of the Insured Risks then:-

8.01.1. Unless payment of the insurance monies shall be refused in whole or in part by reason of any act, neglect, default of the Lessee or the servants, agents, licensees or invitees of the Lessee or any under-Lessee or any person under its or their control; and

8.01.2. Subject to the Lessor being able to obtain any necessary planning permission and bye-law approval and all other necessary licences, approvals and consents (in respect of which the Lessor shall use its reasonable endeavours to obtain); and

8.01.3. Subject to the necessary labour and materials being and remaining available (in respect of which the Lessor shall use its reasonable endeavours to obtain as soon as practicable), the Lessor shall lay out the proceeds of such insurance, (other than any in respect of the loss of rent) in the rebuilding and re-instating of the Premises or the part or parts thereof so destroyed or damaged, substantially as the same were prior to any such destruction or damage (but not so as to provide accommodation identical in layout and manner or method of construction if it would not be reasonably practical to do so).

9.00.       RE-INSTATEMENT PREVENTED

9.01. If the Lessor is prevented by circumstances outside its control from rebuilding or reinstating the Premises, the Lessor shall be relieved from such obligation and shall be solely entitled to all the insurance moneys and if such rebuilding and reinstating shall continue to be so prevented for three (3) years after the date of the destrucction or damage and this Lease has not been terminated by frustration, the Lessor may at any time after the expiry of such three (3) years by written notice given to the Lessee determine this Lease and the Lessor shall be solely entitled to all the insurance monies (if not already in the possession of the Lessor) but without prejudice to any claim by either party against the other in respect of any antecedent breach of covenant.

10.00       NOTICES

10.01 Any Notice to be given hereunder or pursuant to the provisions contained in any Schedule hereto shall be sufficiently served if delivered or sent by Registered prepaid post to the Lessor at its Registered Office for the time being or the Lessee at its registered office for the time being or at the demised premises or in case the Lessee shall be an individual at the premises or at his last known address and such Notice shall be deemed to have been given when delivered at the time of delivery or when posted at the expiration of forty eight hours after the envelope containing same and properly addressed was put in the post PROVIDED ALWAYS in the event of postal services being suspended or curtailed within the State the Lessor shall be entitled to serve such notice by advertisement in a daily newspaper in Dublin in which case the notice shall be deemed to have been served one week after the insertion of such advertisement.

10.02. In the event of the Lessor or the Lessee being a Company and not having a Registered Office in the State it shall be lawful to serve any Notice on the Registrar of Companies for the time being.

11.00.      DEFINITIONS AND MEANINGS

11.01. In these presents and in the Schedules thereto where the context so admits words importing the neuter gender only shall include the masculine or feminine gender as appropriate and words the masculine gender only shall include the feminine gender and words importing the singular number only shall include the plural number and vice versa and where the Lessee shall from time to time be or consist of two or more persons the covenant herein expressed to be made by the Lessee shall be deemed to be made by such persons jointly and severally.

12.00       CONSENTS

12.01. Any provisions requiring the consent of the Lessor shall be deemed to require also the consent of any Mortgagees of the Lessor's interest where necessary and any indemnity to be given to the Lessor shall be deemed to include any Mortgagees of the Lessor's interest where necessary and any such consent may be given by an Agent duly authorised.

13.00       INTEREST

13.01. It is hereby agreed by and between the parties hereto and without prejudice to any other rights or remedies of the Lessor on foot of these presents that all sums payable by the Lessee to the Lessor hereunder whether in respect of rent or otherwise shall bear interest from the date on which they shall fall due at whichever is the greater of the following rates:-

            (i)   eighteen per cent per annum or

            (ii) three per cent over the then current "A.A." overdraft rate charged by the Associated Banks AND all such interest shall be recoverable as if the same were rent PROVIDED ALWAYS that no such interest shall be eligible in respect of payments made within seven days after the same shall have become due.

14.00       ADDRESS OF LESSEE

14.01. The Registered address in the state of the Lessee for service of Notices and its description are:

                                 FIRST SCHEDULE

                             "The Demised Premises"

ALL THAT AND THOSE the premises now known as Premier Group House situate at the junction of Ringsend Road and South Dock Road, Dublin more particularly edged red on the map annexed hereto comprising an office building and car parking spaces.

                                 SECOND SCHEDULE

1. Unto the Lessor its Lessees Licensees and all other persons authorised by the Lessor the owners and occupiers for the time being of adjoining or adjacent lands and premises the free passage and running of water soil gas electricity and other services or supply through the drains sewers water gas electricity mains pipes cables wires watercourses conduits and subways which are now or may hereafter be laid down placed in over or under the demised premises to and from any adjoining or adjacent land and premises or any part thereof with power for such persons or any of them and the workmen of any of them:-

(a) To enter on the demised premises and construct therein thereunder drains sewers water gas and water gas and electric mains pipes and cables from any other part of the said adjoining or adjacent lands and premises and to connect the said drains sewers water gas and electric mains pipes and cables doing as little damage as possible to the demised premises and not interfering with any buildings erected or to be erected thereon and making good their surface with all reasonable despatch at the cost and expense of the person or corporation who shall have caused such works to be carried out; and

(b) To enter on the demised premises for the purpose of cleansing repairing and renewing the said drains sewers water gas and electric mains pipes and cables doing as little damage as possible to the lands comprised in the demised premises and making good the surface with all reasonable despatch at the cost and expense of the person or corporation who shall have caused such works to be carried out.

                                 THIRD SCHEDULE

                                  (Rent Review)

1.    Definitions

      In this Schedule, the following expressions shall have the following meanings:-

1.1. "Review Date" means the 20th November 1997, 20th November 2002, 20th November 2007, 20th November 2012, 20th November 2017 and 20th November 2022 and "Relevant Review Dates" shall be construed accordingly;

1.2. "Open Market Rent" means the full open market yearly rent at which the Premises might reasonably be expected to be let in the open market with vacant possession at the Relevant

      Review Date by a willing Lessor to a willing Lessee and without any premium or any other consideration for the grant thereof for a term commencing on the Relevant Review Date and equal in duration to the full term granted by this Lease and otherwise on the same terms and conditions and subject to the same covenants and provisions contained in this Lease (other than the amount of the rent payable hereunder but including these provisions for the review of rent) and having regard to other open market rental values current at the Review Date in so far as the Surveyor may deem same to be pertinent to the matters under consideration by him and making the Assumptions but disregarding the Disregarded Matters;

1.3. "The Assumptions" mean the following assumptions (if not facts) at the relevant Review Date:-

      (a) that the premises are fitted out with the Lessor's fixtures and fittings specified in the Fourth Schedule hereto (if any) and are equipped and ready for immediate use and may be lawfully used as offices with car parking;

            or its predecessors in title) carried out after the date of this Lease with all necessary consents (where required) having first been obtained by the Lessee or any permitted under-Lessee;

1.5. "the Surveyor" means an independent chartered surveyor of not less than five (5) years standing, who is experienced in the valuation and leasing of property similar to the Premises and is acquainted with the market in the area in which the Premises are located, appointed from time to time to determine the Open Market Rent pursuant to the provisions of this Schedule;

1.6. "the Chairman" means the Chairman for the time being of the Society of Chartered Surveyors in the Republic of Ireland and includes the duly appointed deputy of the Chairman or any person authorised by the Chairman to make appointments on his behalf;

1.7. "Rent Restrictions" means the restrictions imposed by any statute for the control of rent in force on a Review Date or on the date on which any increased rent is ascertained in accordance with this Schedule and which operate to impose any limitation, whether in time or amount, on the collection of an increase in the rent first reserved by this Lease or any part thereof.

2.    Upwards only rent review

      The rent first reserved by this Lease shall be reviewed at each Review Date in accordance with the provisions of this Schedule and, from and including each Review Date, the rent shall equal the higher of either the rent payable immediately before the Relevant Review Date or the Open Market Rent on the Relevant Review Date, as agreed or determined pursuant to the provisions of this Schedule.

3.    Agreement or determination of the reviewed rent

      The Landlord may seek at any time, not more than twelve (12) months before any Review Date and any time thereafter, by notice in writing to the Tenant, a review of the rent in accordance with the provisions of this Schedule. If the Landlord and the Tenant cannot agree on the Open Market Rent, either party may (whether before or after the Relevant Review Date) by notice in writing to the other party require the Open Market Rent to be determined by the Surveyor.

4.    Appointment of Surveyor

      In default of agreement between the Landlord and the Tenant on the appointment of the Surveyor, the Surveyor shall be appointed by the Chairman on the written application of the Landlord, such application to be made in the case of the Landlord, not earlier than nine (9) months before and not later than twelve (12) months after the Relevant Review Date and in the case of the Tenant not more than three (3) months before the date of the Landlord's notice seeking review of the rent herein and not later than twelve (12) months after the Relevant Review Date.

5.    Functions of the Surveyor

      The Surveyor shall:-

      (a) Act as an Arbitrator in accordance with the Arbitration Acts 1954 to 1980.

      (b) Invite the Landlord and the Tenant to submit to him, within such time limits (not being less than fifteen (15) working days) as he shall consider appropriate, a valuation accompanied, if desired, by a statement of reasons and such representations as to the amount of the Open Market Rent with such supporting evidence as they may respectively wish;

      (c) Within sixty (60) days of his appointment, or within such extended period as the Landlord and the Tenant shall jointly agree in writing, give to each of them written notice of the amount of the Open Market Rent as determined by him.

      (d) In any event not make an award at less than the full annual rent then payable by the Tenant immediately prior to the Review Date.

6.    Fees of Surveyor

      The fees and expenses of the Surveyor (if acting as an expert) including the costs of his nomination shall be in the award of the Surveyor (but this shall not preclude the Surveyor from notifying both parties of his total fees and expenses notwithstanding the non-publication at that time of his award) and, failing such award, the same shall be payable by the Landlord and the Tenant in equal shares who shall each bear their own costs, fees and expenses. Without prejudice to the foregoing, both the Landlord and the Tenant shall each be entitled to pay the entire fees and expenses, due to the Surveyor and thereafter recover as a simple contract debt the amount (if any) due from the party who failed or refused to pay same.

7.    Appointment of new Surveyor.

      If the Surveyor fails to give notice of his determination within the time aforesaid, or if he dies, or is unwilling to act, or becomes incapable of acting, or if, for any other reason, he is unable to act, either party may request the Chairman to discharge the Surveyor and appoint another Surveyor in his place to act in the same capacity, which procedure may be repeated as many times as necessary.

8.    Interim payments pending determination

      In the event that by the Relevant Review Date the amount of the reviewed rent has not been agreed or determined as aforesaid (the date of agreement or determination being herein called "the Determination Date") then, in respect of the


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

      period (herein called "the Interim Period") beginning with the Relevant Review Date and ending on the day before the Quarterly Gale Day following the Determination Date, the Tenant shall pay to the Landlord rent at the yearly rate payable immediately before the Relevant Review Date, and on the Determination Date, the Tenant shall pay to the Landlord, on demand as arrears of rent, the amount (if any) by which the reviewed rent exceeds the rent actually paid during the Interim Period (apportioned on a daily basis) together with interest thereon at the Base Rate from the Relevant Review Date to the date of actual payment.

9.    Rent Restrictions

      On each and every occasion during the Term that Rent Restrictions shall be in force, then and in each and every case:

      (i) the operation of the provisions herein for review of the rent shall be postponed to take effect on the first date or dates thereafter upon which such operation may occur, and

      (ii) the collection of any increase or increases in the rent shall be postponed to take effect on the first date or dates thereafter that such increase or increases may be collected and\or retained in whole or in part and on as many occasions as shall be required to ensure that collection of the whole increase,

      AND until the Rent Restrictions shall be relaxed either partially or wholly the rent reserved by this Lease (which if previously reviewed shall be the rent payable under this Lease immediately prior to the imposition of the Rent Restrictions) shall (subject always to any provision to the contrary appearing in the Rent Restrictions) be the maximum rent from time to time payable hereunder.

10.   Memoranda of reviewed rent

      As soon as the amount of any reviewed rent has been agreed or determined, memoranda thereof shall be prepared by the Landlord or its Solicitors and thereupon shall be signed by or on behalf of the Landlord and the Tenant shall be responsible for and shall pay to the Landlord the


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

      stamp duty (if any) payable on such memoranda and any counterparts thereof but the parties shall each bear their own costs in respect thereof.

11.   Time not of the essence

      For the purpose of this Schedule, time shall not be of the essence.

                                 FOURTH SCHEDULE

                         (Landlords Fixtures & Fittings)

Reception Area -        1 Reception Desk complete with drawers.
                        Teak Stairs with Brass Handrail.

Landing -               2 Landing Railings with Brass Handrail.

GROUND FLOOR -          Small Reception Area \ Demonstration \ Meeting Room \
                        Office. Carpets fitted throughout.

Managers Office -       Carpet Tiles.

Computer Service
Department -            Lino. Total 9 Doors in the Ground Floor Area. Partitions
                        and False Ceilings throughout.

Sales Directors
Office -                Carpet.

Demonstration
Room\Showroom -         Carpet.

Corridors and
Landings -              Carpet throughout.

Sales Manager -         Carpet Tiles.

General Sales Office -  Carpet Tiles.


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

General Sales -         Carpet Tiles.

Company Secretary
Office -                Carpet Tiles.

MEZZANINE FLOOR -       Total 22 Doors. Partitions and False Ceilings throughout

Ladies Toilets -        4 Cubicles, 4 Basins, 4 Pans, Tiled throughout.

Gents Toilets -         4 Cubicles, 4 Basins, 4 Pans, Tiled throughout.

Canateen Area -         Wall Units, 1 Mini Kitchen Unit (Fridge, Sink and 2 Ring
                        Cooker).

Backstairs -            Carpeted throughout.

1ST FLOOR

Ladies Toilets -        4 Cubicles, 4 Basins, 4 Pans, Tiled throughout.

Gents Toilets -         4 Cubicles, 4 Basins, 4 Pans, Tiled throughout.

Canteen Area -          Wall Units, 1 Mini Kitchen Unit (Fridge, Sink and 2 Ring
                        Cooker).

2 General
Offices -               Carpet tiles.

Implementation
Room -                  Carpet Tiles.

Software -              Carpet Tiles.

Software Manager
Office -                Carpet Tiles.

Financial
Controller -            Carpet Tiles.

M\D Office -            Carpet.

Main Corridor
and Landing -           Carpet. Total 19 Doors.

1 Fire Alarm throughout Building.
1 Alarm System througout Building.


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

IN WITNESS whereof the Lessor has hereunto signed his name and affixed his seal and the Lessee has hereunto affixed its Common Seal the day and year first herein written.

SIGNED SEALED AND DELIVERED           /s/ Joseph Cosgrave
by the said JOSEPH COSGRAVE,          /s/ Peter Cosgrave
PETER COSGRAVE AND MICHAEL            /s/ Michael Cosgrave
COSGRAVE in the presence of:

      /s/ [ILLEGIBLE]
      /s/ [ILLEGIBLE]
      /s/ [ILLEGIBLE]

PRESENT when the Common Seal
of PREMIER GROUP LIMITED
was affixed hereto:-

      /s/ [ILLEGIBLE]                 /s/ [ILLEGIBLE]
      /s/ [ILLEGIBLE]                 /s/ [ILLEGIBLE]
      /s/ [ILLEGIBLE]
      /s/ [ILLEGIBLE]

                                 [MAP OMITTED]

                        DATED THIS     DAY OF      1992

                        -------------------------------

                         JOSEPH COSGRAVE, PETER COSGRAVE
                         AND MICHAEL COSGRAVE

                                             1st Part:

                         PREMIER GROUP LIMITED

                                             2nd Part:

                                      LEASE

                                          -----------------------

                                               [ILLEGIBLE]

                                          -----------------------

                                 SHEEHAN & CO.,
                                   Solicitors,
                                1, Clare Street,
                                    Dublin 1.


                                       67